Source: Sun Communities, Inc. September 22, 2026 16:07 ET Sun Communities, Inc. Completes Sale of Park Holidays to Aermont Capital Establishes Sun as a Leading North American Pure- Play MH and RV Platform; Provides Updates on Recent Share Repurchase Activity Southfield, MI, Sept. 22, 2026 (GLOBE NEWSWIRE) -- Sun Communities, Inc. (NYSE: SUI) (the “Company” or “Sun”), a real estate investment trust (“REIT”) that owns and operates or has an interest in manufactured housing (“MH”) and recreational vehicle (“RV”) communities, today announced it completed the previously announced sale of its UK assets, including the Park Holidays business ("Park Holidays"), to Panther Bidco Limited, an affiliate of Aermont Capital ("Aermont"), in an all-cash transaction. At closing, the Company received net cash consideration of approximately $1.03 billion, after customary locked-box adjustments and transaction costs. The proceeds from the sale are expected to be used primarily to repurchase shares, pay down debt and for general corporate purposes. With the completion of the transaction, Sun is positioned as a pure-play North American MH and RV-focused owner and operator. Charles Young, Sun’s Chief Executive Officer, commented: “I want to thank the Park Holidays team for their commitment, partnership and contributions throughout our ownership, and for the professionalism that made this a smooth and orderly closing. We are proud of what we built together and wish the team continued success in this next chapter under Aermont’s ownership. The sale of Park Holidays positions Sun to execute on our strategy of driving long-term, durable growth through our best-in-class North American MH and RV platform, backed by a flexible, low- leverage balance sheet." Share Repurchase Activity Year-to-date through September 21, 2026, the Company has repurchased approximately 3.5 million shares of its common stock for an aggregate amount of approximately $425 million. Third Quarter 2026 Earnings The Company expects to provide an update to its full-year 2026 outlook, reflecting the completion of the transaction and the related uses of proceeds known at that time, on its third quarter 2026 earnings call. Advisors Lazard Frères & Co. LLC acted as lead financial advisor and BofA Securities, BMO Capital Markets, Citigroup, JP Morgan Securities LLC and Wells Fargo also acted as financial advisors to the Company. Jones Day and Taft Stettinius & Hollister LLP acted as legal advisors to the Company on the transaction. ICR, LLC served as communications advisor to the Company. Rothschild & Co acted as financial advisor and Macfarlanes acted as legal advisor to Aermont. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward- looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance”, “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, in Item 8.01 of the Company's Current Report on Form 8-K filed May 21, 2026, in Part II, Item 1A. in the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2026, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include, but are not limited to: The final costs, adjustments and net proceeds related to the completed sale of Park Holidays; The ability of the Company to realize the anticipated benefits of the completed sale of Park Holidays, including with respect to the intended uses of proceeds; The Company’s ability to deploy the proceeds from the Park Holidays sale in a timely or value- accretive manner; The Company's liquidity and refinancing demands; The Company's ability to obtain or refinance maturing debt; The Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes; Availability of capital; General volatility of the capital markets and the market price of shares of the Company's capital stock; The timing, manner and amount of any repurchases under the Company’s share repurchase program; Increases in interest rates and operating costs, including insurance premiums, real estate taxes, and utilities; Difficulties in the Company's ability to evaluate, finance, complete, and integrate acquisitions, developments, and expansions successfully; Competitive market forces; The ability of purchasers of manufactured homes to obtain financing; The level of repossessions of manufactured homes; The Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures; Expectations regarding the amount or frequency of impairment losses; Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry, the effects of tariffs or threats of tariffs, wars or other international conflicts, trade wars, immigration issues, supply chain disruptions, and the markets within which the Company operates;

Changes in foreign currency exchange rates, including between the U.S. dollar and each of the British pound sterling, Canadian dollar, and Australian dollar; The Company's ability to maintain its status as a REIT; Changes in real estate and zoning laws and regulations; The Company's ability to maintain rental rates and occupancy levels; Legislative or regulatory changes, including changes to laws governing the taxation of REITs; Outbreaks of disease and related restrictions on business operations; Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts, and wildfires; and Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. About Sun Communities, Inc. Sun Communities, Inc. is a REIT that, as of June 30, 2026, owned, operated, or had an interest in a portfolio of 455 developed properties comprising approximately 156,130 developed sites in the United States and Canada. For Further Information at the Company: Sun Communities Investor Relations Team investorrelations@suncommunities.com (248) 208-2500 www.suninc.com